                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the reference to our firm under the caption "Experts" and to the use of our report, dated March 19, 1999, with respect to the financial statements and schedule of ViaGrafix Corporation included in this Registration Statement on Form S-4 and related joint proxy statement/prospectus of 7th Level, Inc. related to the proposed merger of 7th Level, Inc. and ViaGrafix Corporation.

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
                                                           /s/ ERNST & YOUNG LLP
                                                -------------------------------------------
                                                             ERNST & YOUNG LLP
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Tulsa, Oklahoma
June 30, 1999